CUFUND
                                     ======



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                          Short-Term Maturity Portfolio
                                    [BULLET]
                            Adjustable Rate Portfolio

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                               SEMI-ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                    11/30/97




    THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.




                    SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                     CUFUND
                        THE CREDIT UNION FAMILY OF FUNDS


To Our Shareholders:

CUFUND, The Credit Union Family of Funds, has been serving natural person credit union investment needs for the past five years since its inception in June, 1992. During this period, the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio have given credit unions an excellent investment option.

CUFUND remains unique among mutual funds as it is the only mutual fund to be advised by a credit union, Southwest Corporate Federal Credit Union. As a result, CUFUND is uniquely positioned to respond to the concerns and changes of natural person credit unions, as well as the continually changing regulatory environment. As the regulatory environment becomes more complex, we believe that the flexibility and investment expertise inherent to the portfolios of CUFUND will allow credit unions to continue to take advantage of all types of securities available to them in one easy package.

CUFUND has maintained a strong performance record since its inception. Over the past five years it has been our pleasure, Southwest Corporate Federal Credit Union, the adviser, SEI Fund Resources, the administrator and SEI Investments Distribution Co., the distributor, to offer CUFUND. We thank all credit unions for their support of and participation in CUFUND.

Sincerely,

/S/ SIGNATURE
David G. Lee
President

CUFUND

MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE

SHORT-TERM MATURITY PORTFOLIO -- JAMES DYKSTAL, ADVISER
                                 SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                                 NOVEMBER 30, 1997


The investment objective of the Short-Term Maturity Portfolio (the "Portfolio") is to seek a high level of income consistent with safety of capital. The primary investment strategy undertaken by the Adviser of the Portfolio is a modified "buy and hold" strategy. The assets of the Portfolio were distributed between U.S. Agency and various Mortgage-Backed Securities (MBS). Usually, the securities in the Portfolio maintain an average-weighted maturity of three years or less.

Early in 1997, the Federal Reserve Board increased the target rate on loans to depository institutions (the "Fed Funds rate") from 5.25% to 5.50%. During the year the economy continued to grow steadily while inflation has been dormant. While interest rates in the short end of the yield curve have increased, long term interest rates have decreased. The two year Treasury yield increased from 5.60% in November 1996 to 5.76% in November 1997; the thirty year Treasury yield decreased from 6.36% to 6.04%, respectively in the same period.

As the economy has continued to show strength in 1997, uncertainty about the next rate hike by the Federal Open Market Committee (FOMC) has arisen. In response to this uncertainty with the FOMC and the possibility of increasing interest rates in the 1st quarter of 1998, the Adviser has maintained a duration of approximately 1.10 years in the second half of 1997. At November 30th, approximately 84% of the Portfolio was in MBS and 16% of the Portfolio was in short-term securities or cash equivalents.

The Net Asset Value (NAV) of the Portfolio was $9.85 on November 30, 1997, the same as November 30, 1996. The 30 day yield increased to 5.49% on November 30, 1997 from 5.26% on November 30, 1996. In the coming year, the adviser anticipates maintaining a neutral strategy, focusing on maintaining a stable NAV and taking advantage of the current interest rate environment when opportunities arise.

CUFUND

MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE

ADJUSTABLE RATE PORTFOLIO -- MAURICE KERINS III, ADVISER
                             SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                             NOVEMBER 30, 1997


The investment objective of the Adjustable Rate Portfolio (the "Portfolio") is to seek a high level of income from adjustable rate Mortgage-Backed Securities
(MBS) while maintaining principal and effective duration stability. The primary investment strategy undertaken by the Adviser of the Portfolio has been the limited addition of securities as paydowns occur. The assets of the Portfolio were distributed between U.S. Agency and various private label MBS.

Between November 1996 and November 1997, interest rates in the short end of the yield curve increased while long term interest rates decreased. For example, the two year Treasury yield increased from 5.60% on November 1996 to 5.76% on November 1997; the thirty year Treasury yield decreased from 6.36% to 6.04%. This is generally negative for adjustable rate MBS as homeowners refinance and replace older adjustable loans with long term fixed rate loans.

At November 30, 1997, the major uncertainty for the adjustable rate MBS market is the path of prepayments. A continuation of low rates and relative economic strength would fuel further prepayments. The payoff of four securities in the fourth quarter was balanced by several liquidations but led to a continued shortening of effective duration which closed the period at 0.50, down from
0.65. At November 30th, approximately 86% of the Portfolio was in MBS and 14% of the Portfolio was in short-term securities or cash equivalents.

The Net Asset Value (NAV) of the Portfolio was $10.02 on November 30, 1997, up from $10.00 on November 30, 1996. The 30 day return decreased to 5.59% on November 30, 1997 from 5.72% on November 30, 1996. In the coming year, the adviser will seek to increase duration and ameliorate prepayment risk while focusing on maintaining NAV and yield.

STATEMENT OF NET ASSETS                                                   CUFUND

November 30, 1997                                                    (Unaudited)



SHORT-TERM MATURITY PORTFOLIO
-------------------------------------------------------
                                       Par       Value
Description                           (000)      (000)
-------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (52.8%)
   FHLMC Class # 1490 PE CMO
     5.750%, 07/15/06                 $1,000     $  997
   FHLMC Class # 1640 F CMO
     6.150%, 10/15/07                    304        304
   FHLMC Class # 1590 D CMO
     5.500%, 06/15/13                    624        622
   FHLMC Class # 1706 C CMO
     5.250%, 04/15/14                    751        750
   FHLMC Class # 1611 D CMO
     5.250%, 01/15/16                    904        900
   FHLMC Class # 1671 D CMO
     5.750%, 11/15/16                  1,000        997
   FHLMC Class # 1481 E CMO
     6.200%, 11/15/16                  1,000        999
   FHLMC Class # 1650 D CMO
     5.400%, 04/15/24                  2,000      1,988
   FNMA Class # 94-41 VA CMO
     5.500%, 10/25/98                  1,754      1,745
   FNMA Class # 92-155 E CMO
     6.700%, 08/25/04                  1,694      1,698
   FNMA Class # 92-175 PE CMO
     6.500%, 10/25/04                  1,175      1,175
   FNMA Class # 93-20 C CMO
     5.700%, 08/25/12                    133        133
   FNMA Class # 93-189 PD CMO
     5.500%, 04/25/13                    936        932
   FNMA Class # 92-132 PE CMO
     7.250%, 07/25/15                     46         46
   FNMA Class # 93-203 PD CMO
     5.250%, 08/25/15                    985        981
   FNMA Class # 94-76 C CMO
     5.000%, 12/25/17                    362        361
   GNMA Class # 94-1 PC CMO
     7.250%, 12/16/16                    964        976
                                               --------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $15,612)                              15,604
                                               --------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (25.7%)
   Countrywide Mortgage Securities
     Class # 94-D A1 CMO
     6.156%, 03/25/24 (A)                498        499
   General Electric Mortgage Services
     Class # 94-7 A4 CMO
     5.500%, 02/25/09                    749        745
   General Electric Mortgage Services
     Class # 94-13 A1 CMO
     6.500%, 04/25/24                    942        940
   Prudential Home Mortgage
     Securities Class # 93-43 A1 CMO
     5.400%, 10/25/23                    595        587

-------------------------------------------------------
                                       Par       Value
Description                           (000)      (000)
-------------------------------------------------------
   Prudential Home Mortgage
     Securities Class # 93-57
     A2 CMO
     5.500%, 12/25/23                 $1,005   $  1,000
   Prudential Home Mortgage
     Securities Class # 93-54
     A21 CMO
     5.500%, 01/25/24                  2,603      2,576
   Residential Funding Mortgage
     Securities I Class # 93-S40
     A1 CMO
     6.088%, 11/25/23                    709        706
   Residential Funding Mortgage
     Securities I Class # 93-S45
     A3 CMO
     6.750%, 12/25/23                    557        558
                                               --------
Total Non-Agency Mortgage-
     Backed Obligations
     (Cost $7,662)                                7,611
                                               --------

U.S. GOVERNMENT AGENCY OBLIGATIONS (19.6%)
   FFCB
     5.470%*, 12/15/97                 1,714      1,710
     5.490%*, 01/21/98                   284        282
   FHLMC
     5.500%*, 12/12/97                   860        859
   FNMA
     5.450%*, 12/18/97                 1,950      1,945
     6.250%*, 06/16/00                 1,000      1,007
                                               --------
Total U.S. Government
     Agency Obligations
     (Cost $5,799)                                5,803
                                               --------

U.S. TREASURY OBLIGATION (6.9%)
   U.S. Treasury Note
     6.500%, 05/31/02                  2,000      2,050
                                               --------
Total U.S. Treasury Obligation
     (Cost $2,017)                                2,050
                                               --------

CASH EQUIVALENT (0.7%)
   SEI Daily Income Trust
     Treasury Fund                       206        206
                                               --------
Total Cash Equivalent
     (Cost $206)                                    206
                                               --------
TOTAL INVESTMENTS (105.7%)
     (Cost $31,296)                              31,274
                                               --------
OTHER ASSETS AND LIABILITIES,
     NET (-5.7%) (B)                             (1,692)
                                               --------

STATEMENT OF NET ASSETS                                                   CUFUND

November 30, 1997                                                    (Unaudited)


SHORT-TERM MATURITY PORTFOLIO (concluded)
-------------------------------------------------------
                                                 Value
Description                                      (000)
-------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par
     value) based on 3,003,628
     outstanding shares of
     beneficial interest                        $30,426
   Distributions in excess of net
     investment income                               (2)
   Accumulated net realized
     loss on investments                           (820)
   Net unrealized depreciation
     of investments                                 (22)
                                                -------
TOTAL NET ASSETS (100.0%)                       $29,582
                                                =======

NET ASSET VALUE, OFFERING PRICE AND
     REDEMPTION PRICE PER SHARE --                $9.85
                                                =======
* Effective Yield at date of purchase
CMO -- Collateralized Mortgage Obligation
FFCB -- Federal Farm Credit Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on November 30, 1997.
(B) Other Assets and Liabilities representing greater than five percent of total net assets include the following:

        Payable for securities        $(1,745)



   The accompanying notes are an integral part of these financial statements.

STATEMENT OF NET ASSETS                                                   CUFUND

November 30, 1997                                                    (Unaudited)


ADJUSTABLE RATE PORTFOLIO
-------------------------------------------------------
                                       Par       Value
Description                           (000)      (000)
-------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (54.6%)
   FHLMC Class # 1457 PD CMO
     6.500%, 07/15/02                $   114   $    115
   FHLMC Class # 1512 M CMO
     5.354%, 05/15/08 (A)              1,726      1,665
   FHLMC Class # 1671 C CMO
     5.250%, 01/15/14 (A)                351        351
   FHLMC Class # 1611 G CMO
     6.250%, 05/15/21 (A)              5,094      5,125
   FHLMC Class # 1546 FC CMO
     6.250%, 12/15/21 (A)              6,219      6,278
   FHLMC Class # 1671 J CMO
     6.150%, 12/15/22 (A)              6,707      6,728
   FHLMC Pool # 970003
     7.399%, 01/01/23 (A)              3,253      3,275
   FHLMC Pool # 970021
     7.439%, 01/01/23 (A)              5,921      6,114
   FNMA Class # 92-28 F CMO
     6.219%, 05/25/07 (A)                852        859
   FNMA Class # 94-87 F CMO
     6.169%, 03/25/09 (A)              1,690      1,701
   FNMA Class # G93-8 PD CMO
     5.750%, 04/25/13                    554        552
   FNMA Class # G93-15 B CMO
     5.500%, 05/25/13                    750        747
   FNMA Class # 92-112 FC CMO
     6.419%, 06/25/18 (A)             16,323     16,395
   FNMA Pool # 165655
     7.430%, 05/01/22 (A)                791        825
   FNMA Pool # 166291
     7.455%, 06/01/22 (A)              2,576      2,699
   FNMA Pool # 169164
     7.818%, 06/01/22 (A)                506        519
   FNMA Pool # 354900
     7.878%, 08/01/26 (A)              4,611      4,714
   FNMA Pool # 359751
     7.496%, 09/01/26 (A)              3,275      3,385
   FNMA Pool # 364612
     7.067%, 11/01/26 (A)              4,554      4,639
   FNMA Class # 97-20 F CMO
     6.182%, 03/25/27 (A)              4,301      4,296
                                               --------
Total U.S. Agency Mortgage-Backed
     Obligations (Cost $70,532)                  70,982
                                               --------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (31.6%)
   Citicorp Mortgage Securities
     Class # 92-9 A4 CMO
     6.600%, 04/25/21 (A)                  6          7
   DLJ Mortgage Acceptance
     Class # 94-Q1 1A1 CMO
     8.191%, 03/25/24 (A)              1,759      1,793

-------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
-------------------------------------------------------
   Fund America Investors II
     Class # 93-J M CMO
     8.176%, 11/25/23 (A)             $1,203   $  1,201
   Merrill Lynch Mortgage
     Investments Class # 91-F
     A2 CMO
     6.528%, 06/15/16 (A)              7,399      7,534
   Merrill Lynch Mortgage
     Investments Class # 92-C
     A2 CMO
     6.538%, 06/15/17 (A)              6,572      6,698
   Prudential Home Mortgage
     Securities Class # 93-5
     A7 CMO
     6.388%, 03/25/00 (A)              5,477      5,477
   Resolution Trust Class # 92-M4
     A4 CMO
     6.550%, 09/25/21 (A)              1,655      1,657
   Resolution Trust Class # 92-16
     A4 CMO
     7.686%, 08/25/22 (A)              3,163      3,187
   Resolution Trust  Class # 92-6
     B9 CMO
     6.610%, 11/25/26 (A)              1,945      1,949
   Resolution Trust  Class # 92-3
     A4 CMO
     6.238%, 09/25/30 (A)              1,117      1,117
   Salomon Brothers Mortgage
     Securities VII Class # 92-2
     A4 CMO
     7.485%, 06/25/22 (A)              2,318      2,329
   Salomon Brothers Mortgage
     Securities VII Class # 92-4
     A5 CMO
     7.685%, 09/25/22 (A)              1,555      1,568
   Salomon Brothers Mortgage
     Securities VII Class # 92-6
     A1 CMO
     7.705%, 11/25/22 (A)              2,282      2,291
   Saxon Mortgage Securities
     Class # 92-1 A2 CMO
     8.038%, 09/25/22 (A)                214        215
   Saxon Mortgage Securities
     Class # 92-3 A1 CMO
     7.728%, 11/25/22 (A)                912        915
   Sears Mortgage Securities
     Class # 93-3 F CMO
     6.638%, 07/25/20 (A)                825        828
   Securitized Assets Sales
     Class # 93-8 A2 CMO
     8.058%, 12/26/23 (A)              2,180      2,227
                                               --------
Total Non-Agency Mortgage-Backed
     Obligations  (Cost $40,618)                 40,993
                                               --------

STATEMENT OF NET ASSETS                                                   CUFUND

November 30, 1997                                                    (Unaudited)


ADJUSTABLE RATE PORTFOLIO (concluded)
-------------------------------------------------------
                                       Par      Value
Description                           (000)     (000)
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (11.3%)
   FHLMC
     5.490%*, 12/01/97               $   420   $    420
   FNMA
     5.480%*, 12/11/97                 6,735      6,725
     5.540%*, 12/11/97                 7,595      7,583
                                               --------
Total U.S. Government Agency Obligations
     (Cost $14,728)                              14,728
                                               --------

CASH EQUIVALENT (2.9%)
   SEI Daily Income Trust
     Treasury Fund                     3,735      3,735
                                               --------
Total Cash Equivalent
     (Cost $3,735)                                3,735
                                               --------
TOTAL INVESTMENTS (100.4%)
     (Cost $129,613)                            130,438
                                               --------
OTHER ASSETS AND LIABILITIES, NET (-0.4%)          (500)
                                               --------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par
     value) based on 12,964,267
     outstanding shares of
     beneficial interest                        129,929
   Distributions in excess of net
     investment income                             (142)
   Accumulated net realized
     loss on investments                           (674)
   Net unrealized appreciation
     of investments                                 825
                                               --------
TOTAL NET ASSETS (100.0%)                      $129,938
                                               ========

NET ASSET VALUE, OFFERING PRICE AND
     REDEMPTION PRICE PER SHARE --               $10.02
                                               ========

* Effective Yield at date of purchase
CMO -- Collateralized Mortgage Obligation
DLJ -- Donaldson, Lufkin, & Jenrette
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on November 30, 1997.


   The accompanying notes are an integral part of these financial statements.



STATEMENT OF OPERATIONS                                                                                   CUFUND

For the period ended November 30, 1997                                                               (Unaudited)

                                                                                        (IN THOUSANDS)
                                                                             ------------------------------------
                                                                             SHORT-TERM MATURITY  ADJUSTABLE RATE
                                                                                  PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Investment Income                                                                    $856             $3,990
-----------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees                                                            48                217
   Waiver of Investment Advisory Fees                                                 (28)              (130)
   Administrator Fees                                                                  18                 89
   Custodian Fees                                                                       1                  7
   Professional Fees                                                                    8                 36
   Registration Fees                                                                   --                  2
   Trustee Fees                                                                         5                 23
   Printing Fees                                                                        3                 13
   Other                                                                                2                  6
-----------------------------------------------------------------------------------------------------------------
       Total Expenses                                                                  57                263
-----------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                 799              3,727
-----------------------------------------------------------------------------------------------------------------
   Net Realized Loss on Investments                                                    --                (16)
-----------------------------------------------------------------------------------------------------------------
   Net Unrealized Appreciation of Investments                                         143                311
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments                                       143                295
-----------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                  942              4,022
=================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.


   The accompanying notes are an integral part of these financial statements.


STATEMENT OF CHANGES IN NET ASSETS                                                                           CUFUND

                                                                                                        (Unaudited)

                                                                                  (IN THOUSANDS)
                                                                  ------------------------------------------------
                                                                    SHORT-TERM MATURITY        ADJUSTABLE RATE
                                                                         PORTFOLIO                PORTFOLIO
                                                                  ------------------------------------------------
                                                                   06/01/97    06/01/96     06/01/97    06/01/96
                                                                  TO 11/30/97 TO 05/31/97  TO 11/30/97 TO 05/31/97
------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                                             $   799    $ 1,608     $  3,727   $  8,452
   Net Realized Gain/(Loss) on Investments                                --        (68)         (16)        16
   Net Unrealized Appreciation of Investments                            143        211          311        671
------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     942      1,751        4,022      9,139
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income                                                (800)    (1,609)      (3,832)    (8,466)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued                                            --      3,000          400      2,100
   Shares Issued in Lieu of Cash Distributions                            58        121          287        595
   Cost of Shares Redeemed                                              (286)    (4,228)     (19,899)    (8,168)
------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets from Capital Share Transactions                  (228)    (1,107)     (19,212)    (5,473)
------------------------------------------------------------------------------------------------------------------
        Total Decrease in Net Assets                                     (86)      (965)     (19,022)    (4,800)
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                                29,668     30,633      148,960    153,760
------------------------------------------------------------------------------------------------------------------
   End of Period (1)                                                 $29,582    $29,668     $129,938   $148,960
==================================================================================================================
Capital Share Transactions:
   Shares Issued                                                          --        306           40        210
   Shares Issued in Lieu of Cash Distributions                             6         12           28         60
   Shares Redeemed                                                       (29)      (431)      (1,986)      (819)
------------------------------------------------------------------------------------------------------------------
Net Capital Share Transactions                                           (23)      (113)      (1,918)      (549)
==================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Including distributions in excess of net investment income (000) of $(2) and $(1) for Short-Term Maturity
    Portfolio, $(142) and $(37) for Adjustable Rate Portfolio at November 30, 1997 and May 31, 1997, respectively.

   The accompanying notes are an integral part of these financial statements.


FINANCIAL HIGHLIGHTS                                                      CUFUND
                                                                     (Unaudited)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                      NET
               NET               REALIZED AND                                NET               NET                  RATIO OF NET
              ASSET               UNREALIZED    DIVIDENDS                   ASSET             ASSETS    RATIO OF     INVESTMENT
              VALUE      NET         GAINS       FROM NET      CAPITAL      VALUE             END OF    EXPENSES       INCOME
            BEGINNING INVESTMENT  (LOSSES) ON   INVESTMENT      GAINS       END OF   TOTAL    PERIOD   TO AVERAGE    TO AVERAGE
            OF PERIOD   INCOME    INVESTMENTS     INCOME    DISTRIBUTIONS   PERIOD  RETURN    (000)    NET ASSETS    NET ASSETS
            ----------------------------------------------------------------------------------------------------------------------
Short-Term Maturity Portfolio
    For the six month period ended November 30,:
    1997*     $ 9.80    0.27         0.05         (0.27)         --        $ 9.85    3.25%+   $29,582     0.39%         5.37%
    For the years ended May 31,:
    1997        9.76    0.52         0.04         (0.52)         --          9.80    5.90      29,668     0.39          5.33
    1996        9.73    0.52         0.03         (0.52)         --          9.76    5.73      30,633     0.38          5.27
    1995        9.59    0.50         0.14         (0.50)         --          9.73    6.92      35,050     0.38          5.24
    1994       10.00    0.41        (0.38)        (0.41)       (0.03)        9.59    0.23      41,737     0.38          4.23
    1993(1)    10.00    0.44         0.01         (0.45)         --         10.00    4.77      20,288     0.39          4.69

Adjustable Rate Portfolio
    For the six month period ended November 30,:
    1997*     $10.01    0.28         0.02         (0.29)         --        $10.02    2.97%+  $129,938     0.39%         5.48%
    For the years ended May 31,:
    1997        9.96    0.57         0.05         (0.57)         --         10.01    6.36     148,960     0.39          5.66
    1996        9.94    0.59         0.02         (0.59)         --          9.96    6.29     153,760     0.39          5.92
    1995        9.96    0.53        (0.02)        (0.53)         --          9.94    5.25     162,147     0.38          5.34
    1994       10.02    0.37        (0.06)        (0.37)         --          9.96    3.19     183,486     0.38          3.70
    1993(1)    10.00    0.38         0.02         (0.38)         --         10.02    4.22     172,593     0.39          3.94

==================================================================================================================================



                        RATIO OF NET
           RATIO OF      INVESTMENT
           EXPENSES        INCOME
          TO AVERAGE     TO AVERAGE
          NET ASSETS     NET ASSETS     PORTFOLIO
          (EXCLUDING     (EXCLUDING     TURNOVER
           WAIVERS)       WAIVERS)        RATE
          ---------------------------------------
Short-Term Maturity Portfolio
    For the six month period ended November 30,:
    1997*     0.57%         5.55%          20%
    For the years ended May 31,:
    1997      0.58          5.14           63
    1996      0.61          5.04           42
    1995      0.51          5.11           53
    1994      0.55          4.06          148
    1993(1)   0.64          4.44          188

Adjustable Rate Portfolio
    For the six month period ended November 30,:
    1997*     0.58%         5.67%           2%
    For the years ended May 31,:
    1997      0.56          5.49           17
    1996      0.53          5.78           23
    1995      0.51          5.21            4
    1994      0.51          3.57           67
    1993(1)   0.55          3.78           71

=================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) The Short-Term Maturity Portfolio and Adjustable Rate Portfolio commenced operations on June 15, 1992. Ratios and total returns for this period have been annualized.
*   Ratios for the period have been annualized.
+   Returns are for the period indicated and have not been annualized.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                             CUFUND

November 30, 1997                                                    (Unaudited)


1. Organization:
CUFUND (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated November 22, 1991 and had no operations through June 14, 1992 other than those related to organizational matters and the sale of initial shares of beneficial interest to SEI Fund Resources (the
"Administrator") on January 16, 1992.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with two portfolios: the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio (the "Portfolios"). The Trust's prospectus provides a description of each Portfolio's investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     SECURITIES VALUATION--Investment securities of the Portfolios which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which quotations are not readily available or obtainable are valued at fair value using methods determined in good faith by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Gains and losses realized on sales of securities are determined on a first-in first-out (FIFO) basis. Interest income and expenses are recognized on the accrual basis. Purchase discounts and premiums are accreted and amortized over the life of each security and recorded as interest income using a method which approximates the effective interest method.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions of net investment income for each Portfolio are declared daily and paid monthly on the first business day. Any net realized capital gains will be distributed at least annually.

     FEDERAL INCOME TAXES--The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.

NOTES TO FINANCIAL STATEMENTS (Concluded)                                 CUFUND

November 30, 1997                                                    (Unaudited)


3. Administrative and Distribution Agreements:

The Trust and the Administrator are parties to an administrative agreement dated May 1, 1992, under which the Administrator provides services for a fee that is computed daily and payable monthly, at an annual rate which is the greater of
 .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million, or $214,000. Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their respective roles.

SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the shares of the Trust. No compensation is paid to the Distributor for distribution services.

4. Investment Advisory and Custodian Agreements:

The Trust and Southwest Corporate Federal Credit Union (the "Adviser") are parties to an investment advisory agreement dated May 1, 1992, under which the Adviser receives an annual fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses in order to limit the total operating expenses of each Portfolio to not more than .39% of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

The Trust and CoreStates Bank, N.A. (the "Custodian") are parties to a custodial agreement dated May 1, 1992 under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Portfolios.

5. Investment Transactions:

For the six month period ended November 30, 1997, purchases and sales of investment securities and United States Government Obligations (other than short-term securities) were as follows (000):

              U.S. GOVERNMENT   OTHER INVESTMENT
                SECURITIES         SECURITIES
             ----------------  ------------------
             PURCHASES  SALES   PURCHASES   SALES
             ---------  -----  -----------  -----
Short-Term
   Maturity
   Portfolio  $3,022   $ 2,404     $0     $ 1,977
Adjustable
   Rate
   Portfolio  $1,843   $12,955     $0     $13,265

The total cost of securities held for federal income tax purposes at November 30, 1997 for the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio was not materially different from amounts reported for financial reporting purposes. The Short-Term Maturity Portfolio had net unrealized depreciation of ($21,826), which was composed of gross unrealized appreciation of $57,108 and gross unrealized depreciation of ($78,934) for tax purposes. The Adjustable Rate Portfolio had net unrealized appreciation of $824,912, which was composed of gross unrealized appreciation of $921,584 and gross unrealized depreciation of ($96,672) for tax purposes.

6. Variable Rate Financial Instruments:

The Adjustable Rate Portfolio's investment policies include investing, under normal circumstances, at least 65% of its assets in adjustable rate mortgage securities or other adjustable rate securities that have interest rates that reset at periodic intervals. Such securities may experience less price volatility due to changes in market interest rates than other debt securities. These investments include securities subject to interest rate caps as well as certain securities that adjust based upon an index whose movements may not correlate directly with market movements. Both of these items may influence the pricing of the security. As with other securities, the market values are adjusted on a daily basis.

                               INVESTMENT ADVISER
                    Southwest Corporate Federal Credit Union
                         7920 Belt Line Road, Suite 1100
                                Dallas, TX 75240


                                  ADMINISTRATOR
                               SEI Fund Resources
                            One Freedom Valley Drive
                                 Oaks, PA 19456


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456


                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                           Philadelphia, PA 19103-6993


                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499


CUF-F-009-02